SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 16, 2004



                                Sun Bancorp, Inc.
                                -----------------
             (Exact name of Registrant as specified in its Charter)



        New Jersey                        0-20957               52-1382541
-----------------------------        --------------     ------------------------
(State or other jurisdiction         (SEC File No.)          (IRS Employer
of incorporation)                                         Identification Number)



226 Landis Avenue, Vineland, New Jersey                           08360
----------------------------------------                       -----------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:       (856) 691-7700
                                                          --------------



                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
-------  ------------

         On February 16, 2004, Sun Bancorp, Inc. ("Sun") and Community Bancorp of New Jersey ("Community"), both New Jersey corporations, entered into an Agreement and Plan of Merger which sets forth the terms and conditions under which Community will merge with and into Sun (the "Merger"). Consummation of the Merger is subject to the approval of the stockholders of Community and Sun and the receipt of all required regulatory approvals, as well as other customary conditions. A copy of the Press Release regarding such announcement is incorporated herein by reference in its entirety at Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

Exhibit 2.1 -- Agreement and Plan of Merger, dated as of February 16, 2004, between Sun Bancorp, Inc. and Community Bancorp of New Jersey.

Exhibit 99.1 -- Press Release dated  February 17, 2004*
Exhibit 99.2 -- Investor Presentation presented on February 17, 2004**

-----------------------------------------------

* Incorporated by reference to the Form 425 filed by the Registrant on February 17, 2004.
** Incorporated by reference to the Form 425 filed by the Registrant on February 17, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           Sun Bancorp, Inc.




Date:    February 17, 2004                 By:      /s/Dan A. Chila
                                                    ----------------------------
                                                    Dan A. Chila
                                                    Executive Vice President and
                                                    Chief Financial Officer